UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 24, 2010

XTRASAFE, INC.
(Exact Name of Registrant as Specified in Its Charter)

Florida
(State or Other Jurisdiction of Incorporation)

333-153762 (Commission File Number)	26-2780766 (IRS Employer Identification No.)

7251 West Lake Mead Boulevard
Suite 300
Las Vegas, Nevada 89128
 (Address of Principal Executive Offices, Zip Code)

702-562-4315
(Registrant's Telephone Number, Including Area Code)

Not Applicable
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(Former Name or Former Address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5.    Corporate Governance and Management

Item 5.01 Changes in Control of Registrant.

On March 24, 2010, Depinder Grewal, the owner of  9,000,000 shares of common stock of XtraSafe, Inc. (the “Company”), returned 4,500,000 common shares to the Company for cancellation.  Mr. Grewal returned the shares for cancellation in order to reduce the number of shares issued and outstanding. Subsequent to the cancellation, the Company has 6,450,000 shares issued and outstanding; a number that Mr. Grewal, who is also a director of the Company, considers more in line with the Company’s current business plans.

Following the share cancellation, Mr. Grewal owns 4,500,000 common shares, or 70%, of the remaining 6,450,000 issued and outstanding common shares of the Company.

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements.

(b) Pro forma financial information.

(c) Exhibits:

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XTRASAFE, INC.

By: /s/ Depinder Grewal______________
Name:                      Depinder Grewal
Title: President and Chief Executive Officer

Date:  March 24, 2010